TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND

TWEEDY, BROWNE GLOBAL VALUE FUND II - CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

(each, a "Fund" and, collectively, the "Funds")

Supplement dated May 22, 2020

to the Prospectus ("Prospectus") and Statement of Additional Information ("SAI") dated July 29, 2019

At a meeting of the Board of Directors (the "Board") of Tweedy, Browne Fund Inc. (the "Company") held on May 19, 2020, the Board approved a voluntary fee waiver agreement between Tweedy, Browne Global Value Fund ("Global Value Fund") and Tweedy, Browne Company LLC (the "Adviser"), pursuant to which the Adviser has agreed to waive fees otherwise payable by the Global Value Fund whenever the average daily net assets ("ADNA") of the Global Value Fund exceed $6 billion.

Effective May 22, 2020, the advisory fee payable by the Global Value Fund to the Adviser will be as follows:

Average Daily Net Assets	Advisory Fee
On the first $6 billion in ADNA	1.25%
On the next $1 billion in ADNA	0.80%
(on ADNA over $6 billion up to $7 billion)
On the next $1 billion in ADNA	0.70%
(on ADNA over $7 billion up to $8 billion)
On the remaining amount, if any, of ADNA	0.60%
(on ADNA over $8 billion)

This arrangement will remain in place at least until July 31, 2021, and will continue from year to year thereafter at Tweedy, Browne's option, but may not be terminated earlier than July 31, 2021 without the approval of the Company's Board of Directors.

In addition, the Adviser has determined to continue the existing fee waiver/expense reimbursement agreement in place with respect to the Tweedy, Browne Global Value Fund II - Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund through at least July 31, 2021. Under that arrangement, the investment adviser will continue to waive a portion of each Fund's investment advisory fees and/or reimburse a portion of each Fund's expenses to the extent necessary to keep each Fund's expense ratio equal to or below the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund's acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund's expense ratio is rounded to two decimal points).

TWB-Sup-May2020

Accordingly, effective immediately, the Funds' Prospectus and SAI are revised as follows:

The third sentence on page 38 of the Prospectus and the first sentence of the second paragraph on page

28 of the SAI are removed and replaced with the following:

For its investment advisory services rendered with respect to the Global Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund's average daily net assets, and 0.75% on the remaining amount, if any, of the Fund's average daily net assets. Effective May 22, 2020, Tweedy, Browne has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund's average daily net assets, 0.80% on the next $1 billion of the Fund's average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund's average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion (the "Fee Schedule"). This Fee Schedule will remain in place at least until July 31, 2021, and will continue from year to year thereafter at the Adviser's option, but may not be terminated earlier than July 31, 2021 without the approval of the Company's Board of Directors.

In addition, the second sentence of the second paragraph on page 38 of the prospectus and the sixth sentence in the second paragraph on page 28 of the SAI are replaced with the following:

With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, Tweedy, Browne has voluntarily agreed, through at least July 31, 2021, to waive a portion of each Fund's investment advisory fees and/or reimburse a portion of each Fund's expenses to the extent necessary to keep each Fund's expense ratio in line with the expense ratio of the Global Value Fund.

This Supplement should be retained with your Prospectus and SAI for future reference.

TWB-Sup-May2020